Exhibit 99.8

APPLIED COMBUSTION RESEARCH LLC

FINANCIAL STATEMENTS

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017 AND 2016

To the Members and the Board of Directors’ of:

Applied Combustion Research, LLC

Opinion on the Consolidated Financial Statements

We have audited the accompanying balance sheets of Applied Combustion Research, LLC (the “Company”) as of December 31, 2017 and 2016, the related statements of operations, changes in members deficit and cash flows for the years ended December 31, 2017 and 2016, and the related notes (collectively referred to as the “ financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016 and the results of its operations and its cash flows for the years ended December 31, 2017 and 2016 in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a net loss and lack of working capital. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan in regards to these matters are described in Note 2 of the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Accordingly, we express no such opinion. As part of our audits, we are required to obtain an understanding of internal controls over financial reporting, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures including examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also include evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ Liggett & Webb, P.A.

LIGGETT & WEBB, P.A.

Certified Public Accountants

We have served as the Company’s auditor since 2018.

Boynton Beach, Florida

July 19, 2018

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APPLIED COMBUSTION RESEARCH LLC

BALANCE SHEETS

AS OF DECEMBER 31, 2017 AND 2016

	December 31, 2017	December 31, 2016
CURRENT ASSETS

TOTAL ASSETS	$--	$--

CURRENT LIABILITIES AND MEMBERS’ DEFICIT

TOTAL LIABILITIES	$--	$--

MEMBERS’ DEFICIT
Member Equity	1,000	800
Accumulated deficit	(1,000)	(800)
TOTAL MEMBERS’ DEFICIT	--	--

TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$--	$--

See accompanying notes to the Financial Statements

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APPLIED COMBUSTION RESEARCH LLC

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	December 31, 2017	December 31, 2016

Operating expenses
General and administrative expenses	$200	$200
Total operating expenses	200	200

Loss from Operations	(200)	(200)

Net loss	$(200)	$(200)

See accompanying notes to the Financial Statements

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APPLIED COMBUSTION RESEARCH LLC

statements of MEMBERs’ DEFICT

FOR THE YEARS ENDED DECEMBER 31, 2017 AND December 31, 2016

	Member Equity	Accumulated Deficit	Total Deficit
Balance at December 31, 2015	$600	$(600)	$--

Capital contributions	200	--	200
Net loss	--	(200)	(200)
Balance at December 31, 2016	$800	$(800)	$--

Capital Contributions	200	--	200
Net loss	--	(200)	(200)
Balance at December 31, 2017	$1,000	$(1,000)	$--

See accompanying notes to the Financial Statements

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APPLIED COMBUSTION RESEARCH LLC

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	December 31, 2017	December 31, 2016

CASH FLOW FROM OPERATING ACTIVITIES
NET LOSS	$(200)	$(200)
ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH USED IN OPERATING ACTIVITIES:
Change in balance sheet	--	--
Net cash used in operating activities	(200)	(200)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from capital contribution	200	200
Net cash provided by financing activities	200	200

Net increase (decrease) in cash	--	--
Cash at beginning of period	--	--
Cash at end of period	$--	$--

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for:
Income taxes	$--	$--
Interest	$--	$--

The notes to the Financial Statements are an integral part of these statements.

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APPLIED COMBUSTION RESEARCH LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

NOTE 1	BUSINESS ORGANIZATION AND NATURE OF OPERATIONS

The Company was formed in Delaware on April 12, 2012, as a holding company for various investments and intellectual property rights. The Company’s sole purpose is a holding company for such investments and rights. The Company’s operations are accordingly negligible, however, they remain subject to significant risks and uncertainties to the extent inasmuch as the Company’s intellectual properties may not be commercially viable, and, if they are, they will be subject to infringement and other commercialization risks.

NOTE 2	GOING CONCERN

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The only recurring expenses associated with the Company are annual filing fees, which are minimal and will be absorbed in the future by FLUX Carbon LLC. There can be no assurance that such a plan will be successful. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern. Accordingly, the accompanying financial statements have been prepared in conformity with U.S. GAAP, which contemplates continuation of the Company as a going concern and the realization of assets and satisfaction of liabilities in the normal course of business. The carrying amounts of assets and liabilities presented in the financial statements do not necessarily purport to represent realizable or settlement values. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the price is fixed or determinable, and collection is reasonably assured.

CASH AND EQUIVALENTS

The Company considers cash and equivalents to be cash and short-term investments with original maturities of three months or less from the date of acquisition. The Company had no cash or cash equivalents as of December 31, 2016 and December 31, 2017.

RESTRICTED CASH

The Company considers restricted cash to be funds held in escrow in which there is a likelihood of such funds being released to the Company at a future date. The Company had no restricted cash as of December 31, 2016 and December 31, 2017.

RECEIVABLES AND CREDIT CONCENTRATION

Accounts receivable are uncollateralized, non-interest-bearing customer obligations due under normal trade terms requiring payment within 30 days from the invoice date. Accounts receivable are stated at the amount billed to the customer. Accounts receivable in excess of 90 days old are evaluated for delinquency. In addition, we consider historical bad debts and current economic trends in evaluating the allowance for bad debts. Payments of accounts receivable are allocated to the specific invoices identified on the customer’s remittance advice or, if unspecified, are applied to the oldest unpaid invoices. The Company had no accounts receivable as of December 31, 2016 and December 31, 2017.

INCOME TAXES

As a limited liability company, taxable income or loss flows through to the members on their individual tax returns. The 2015-2017 returns are open for audit by federal and state taxing authorities.

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USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) the disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of revenues and expenses during the reporting period. We use estimates and assumptions in accounting for significant matters, such as valuation of intellectual property, among others. Actual results may differ from previously estimated amounts, and such differences may be material to our financial statements. The Company periodically review estimates and assumptions, and the effects of revisions are reflected in the period in which the revision is made. The revisions to estimates or assumptions during the periods presented in the accompanying financial statements were not considered to be significant.

NOTE 4	RECENT ACCOUNTING PRONOUCEMENTS

Revenue Recognition. In May 2014, the FASB issued ASU 2014-09 “Revenue from Contracts with Customers (Topic 606)”. The objective of this amendment is to establish a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and will supersede most of the existing revenue recognition guidance, including industry-specific guidance. The core principle is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In applying this amendment, companies will perform a five-step analysis of transactions to determine when and how revenue is recognized. This amendment applies to all contracts with customers except those that are within the scope of other topics in the FASB ASC. An entity should apply the amendments using either the full retrospective approach or retrospectively with a cumulative effect of initially applying the amendments recognized at the date of initial application. In July 2015, the FASB issued ASU 2015-14 which deferred the effective date of ASU 2014-09 by one year to annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. The Company has not yet selected which transition method it will apply upon adoption. Historically, the Company has not generated any revenue. The Company will continue to evaluate and will quantify the impact, if any, the adoption of ASU 2014-09 will have on our revenue streams when they occur. When our evaluations do occur, The Company does not expect material changes to its accounting policies.

Statement of Cash Flows. In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (ASU 2016-15), which is intended to reduce the existing diversity in practice in how certain cash receipts and cash payments are classified in the statement of cash flows. In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows, Restricted Cash (Topic 230) (ASU 2016-18), which requires the inclusion of restricted cash with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. ASU 2016-15 and ASU 2016-18 are both effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years, provided that all of the amendments are adopted in the same period. The amendments will be applied using a retrospective transition method to each period presented. The Company adopted this guidance in the first quarter of 2018 and it did not have a significant impact on its financial statements.

Financial Instruments. In January 2016, the FASB issued ASU 2016-01, Financial Instruments—Overall: Recognition and Measurement of Financial Assets and Financial Liabilities (ASU 2016-01), which requires that most equity investments be measured at fair value, with subsequent changes in fair value recognized in net income. The ASU also impacts financial liabilities under the fair value option and the presentation and disclosure requirements for financial instruments. In addition, the FASB clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale debt securities. Entities will have to assess the realizability of such deferred tax assets in combination with the entities other deferred tax assets. ASU 2016-01 is effective for fiscal years beginning after December 15, 2017 and for interim periods within that reporting period. In the first quarter of 2018, the Company will elect to adopt the measurement alternative, which will apply this ASU prospectively, for its equity investments that do not have readily determinable fair values. The Company adopted this guidance in the first quarter of 2018 and it did not have a significant impact on its consolidated financial statements.

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NOTE 5	MEMBERS’ EQUITY

The Company has 10 Class A and 10 Class B membership interest units outstanding, all of which were owned by EXO Opportunity Fund LLC as of December 31, 2017 and 2016 (see Note 7, Subsequent Events, below). During 2017 and 2016, the member contributed $200 and $200, respectively to fund operations. There is no difference in the rights accorded to the Class A units and the Class B units.

NOTE 6	COMMITMENTS AND CONTINGENCIES

On February 23, 2015, the Company and GS CleanTech Corporation (“CleanTech”) entered into a contingent litigation financing agreement (“Litigation Financing Agreement”), pursuant to which the Company agreed to cover all costs of recovery for litigation matters commenced on or before February 23, 2015 in exchange for 125% of all costs and expenses of recovery, plus a contingent recovery fee payable to CleanTech’s litigation counsel (“Litigation Counsel”) or its designee equal to 25% of all recovered amounts. To ensure payment, the Litigation Financing Agreement required the assignment of the applicable receivables, including rights to collect damages and other amounts arising upon default of underlying agreements, to the Company. The applicable damages relate further to certain disputed restricted cash and accounts receivable balances. The restricted cash relates to amounts deposited into an escrow account pending completion of settlement. That amount increases at the rate of about $125,000 per month. The accounts receivable relates to amounts in default as of February 23, 2015, but that increase on a monthly basis under applicable agreements. While litigation has not yet commenced in connection with any of the foregoing amounts, and settlement discussions are ongoing, filing suit is likely to be necessary in several instances. The Company has accordingly determined that collectability was not reasonably assured as of each relevant reporting date. The corresponding revenues were therefore not recognized. In addition, the restricted cash and accounts receivable above were otherwise deemed to be subject to a 100% valuation allowance as of December 31, 2017 and 2016.

The Company is subject to a first priority lien granted in favor of Candent Corporation (“Candent”) on February 18, 2015, under a guaranty agreement executed by the Company in connection with the issuance by the Company’s former parent company, EXO Opportunity Fund LLC (“EXO”) of a $15 million senior secured loan to Candent on the same date. Effective May 25, 2018, on and subject to applicable agreements, Candent agreed to release the foregoing first priority security interest and lien upon satisfaction by the Company’s parent company, FLUX Carbon LLC, and its affiliates of certain conditions under the SPA (see Note 7, Subsequent Events, below). The note has a due date of February 18, 2021 and is currently not in default.

NOTE 7	SUBSEQUENT EVENTS

On April 1, 2018, Litigation Counsel agreed to accept $450,000 in exchange for full satisfaction of all recovery costs as of April 1, 2018. On the same date, the Company agreed to waive its right to receive the 25% premium on any and all recovery costs moving forward.

Effective May 25, 2018, Attis Industries Inc. (“Parent”), Parent’s wholly-owned subsidiary, Attis Innovations, LLC (“Innovations”), GreenShift Corporation (“GreenShift”), and GreenShift’s wholly-owned subsidiary, GS CleanTech Corporation (“CleanTech”), and Candent Corporation (“Candent”), among others, entered into a Securities Purchase Agreement (“SPA”) and related transaction documents pursuant to which the Parent acquired 80% of the membership interest units (“80% Units”) of FLUX Carbon LLC (“JVCo”), in exchange for the Parent’s agreement to pay an earn-out payment equal to the greater of $18,000,000 or a multiple of JVCo’s EBITDA. In connection with closing under the SPA, 100% of the issued and outstanding equity of Advanced Lignin Biocomposites LLC (“ALB”) and 49% of the issued and outstanding equity of Genarex FD LLC (“GFD”) was transferred to JVCo.

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